Execution Version
AMENDMENT NO. 11 TO CREDIT AGREEMENT
AMENDMENT NO. 11 TO CREDIT AGREEMENT, dated as of January 21, 2025 (this “Amendment”), among GATES INDUSTRIAL HOLDCO LIMITED, a corporation incorporated under the laws of England and Wales (“Holdings”), GATES CORPORATION, a Delaware corporation (the “Borrower”), each of the Guarantors party hereto, UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity and including any permitted successor or assign, the “Administrative Agent”) and the Revolving Credit Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent and certain other parties entered into a Credit Agreement dated as of July 3, 2014 (as amended by Amendment No. 1 dated as of April 7, 2017, as amended by Amendment No. 2 dated as of November 22, 2017, as amended by Amendment No. 3 dated as of January 24, 2018, as amended by Amendment No. 4 dated as of February 24, 2021, as amended by Amendment No. 5 dated as of November 18, 2021, as amended by Amendment No. 6 dated as of November 16, 2022, as amended by Amendment No. 7 dated as of March 1, 2023, as amended by Amendment No. 8 dated as of October 10, 2023, as amended by Amendment No. 9 dated as of June 4, 2024, as amended by Amendment No. 10 dated as of December 10, 2024 and as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement);
WHEREAS, Holdings and the Borrower have requested an amendment to the Credit Agreement pursuant to which certain provisions of the Credit Agreement will be amended as set forth herein; and
WHEREAS, Section 10.01 of the Credit Agreement provides that the parties hereto may amend the Credit Agreement for the purposes set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I

Amendments
The Credit Agreement is, effective as of the Amendment No. 11 Effective Date (as defined below), hereby amended as follows:
(a)The following new defined terms are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Amendment No. 11” means Amendment No. 11 to this Agreement dated as of January 21, 2025.
(b)The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended by replacing clause (b) thereof with the following:

“(b)    with respect to Revolving Credit Loans, the following percentages per annum, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated First Lien Net Leverage Ratio	Term SOFR and RFR for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Revolving Credit Loans
1	> 1.00:1.00	1.75%	0.75%
2	≤ 1.00:1.00	1.50%	0.50%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Administrative Agent or the applicable Required Class Lenders, the highest pricing level (i.e., Pricing Level 1) shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).”
(c)The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Loan Documents” means, collectively, (i) this Agreement, (ii) Amendment No. 4, (iii) Amendment No. 6, (iv) Amendment No. 7, (v) Amendment No. 8, (vi) Amendment No. 9, (vii) Amendment No. 10, (viii) Amendment No. 11, (ix) the Notes, (x) the Collateral Documents, (xi) each Intercreditor Agreement to the extent then in effect, (xii) each Letter of Credit Issuance Request and (xiii) any Refinancing Amendment, Incremental Amendment or Extension Amendment.
ARTICLE II
ARTICLE IIIConditions to Effectiveness
Section 3.1.This Amendment shall become effective on the date (the “Amendment No. 11 Effective Date”) on which:
(a)The Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent, (ii) each Revolving Credit Lender (constituting all of the Revolving Credit Lenders under the Credit Agreement) and (iii) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)All out-of-pocket and documented reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) of the Administrative Agent in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced.
(c)The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) as of such earlier date.
(d)At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist or would result from this Amendment or from the application of the proceeds therefrom.
(e)The Administrative Agent shall have received a certificate, dated the Amendment No. 11 Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (c) and (d) of this Section 2.1.
ARTICLE IV

Representations and Warranties.
Section 4.1.Each Loan Party represents and warrants that:
(a)Organization; Power. Each Loan Party (i) is duly organized or incorporated, validly existing and, to the extent such concept is applicable in the corresponding jurisdiction, in good standing under the laws of the jurisdiction of its organization or incorporation and (ii) has all requisite organizational or constitutional power and authority to execute and deliver this Amendment and perform its obligations under the Credit Agreement as amended by this Amendment, and the other Loan Documents to which it is a party, except, in the case of clause (i) (other than with respect to the Borrower), where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
(b)Authorization; Enforceability. This Amendment has been duly authorized by all necessary corporate, shareholder or other organizational action by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)Loan Document Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Amendment No. 11 Effective Date and except that the representations and warranties which by their terms are made as of an earlier date are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) only as of such specified date.
(d)No Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE V

Miscellaneous
Section 5.1.Effect of Amendment.
(a)On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
(b)The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdings and the Borrower under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment.
(c)The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Credit Agreement.
Section 5.2.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the other Loan Documents and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.
Section 5.3.GOVERNING LAW, ETC. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.
Section 5.4.Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
GATES CORPORATION,
as Borrower
By:    /s/ Nathan Rogers_________________________
    Name:    Nathan Rogers    Title:    Treasurer
GATES INDUSTRIAL HOLDCO LIMITED,
as Holdings
By:    /s/ Nathan Rogers_________________________
    Name:    Nathan Rogers
    Title:    Director
OMAHA ACQUISITION INC.
OMAHA HOLDINGS LLC
GATES HOLDINGS 1 LLC
GATES GLOBAL LLC
GATES INVESTMENTS, LLC
GATES ADMINISTRATION CORP.
PHILIPS HOLDING CORPORATION
TOMKINS BP US HOLDING CORP.
GATES E&S NORTH AMERICA, INC.
GATES TPU, INC.
GATES INTERNATIONAL HOLDINGS, LLC
ATLAS HYDRAULICS LLC
each as a Guarantor
By:    /s/ Nathan Rogers_________________________
    Name:    Nathan Rogers
    Title:    Treasurer

[Signature Page to Amendment No. 11]

Accepted and Acknowledged:

UBS AG, STAMFORD BRANCH, as Administrative Agent
By:    /s/ Larcy Naval_________________________
    Name:    Larcy Naval
    Title:    Director
By:    /s/ Peter Hazoglou_________________________
    Name:    Peter Hazoglou
    Title:    Authorized Signatory

[Signature Page to Amendment No. 11]

CITIBANK N.A., as a Revolving Credit Lender
By:    /s/ James Oleskewicz_____________________
    Name: James Oleskewicz
    Title: Vice President

[Signature Page to Amendment No. 11]

GOLDMAN SACHS BANK USA, as a Revolving Credit Lender
By:    /s/ Priyankush Goswami___________________
    Name: Priyankush Goswami
    Title: Authorized Signatory

[Signature Page to Amendment No. 11]

HSBC Bank USA, N.A., as a Revolving Credit Lender
By:    /s/ David Sanders_____________________
    Name: David Sanders
    Title: SVP, Global Relationship Manager

[Signature Page to Amendment No. 11]

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender
By:    /s/ Alaina Moran_____________________
    Name: Alaina Moran
    Title: Vice President

[Signature Page to Amendment No. 11]

BARCLAYS BANK PLC, as a Revolving Credit Lender
By:    /s/ Koruthu Mathew_____________________
    Name: Koruthu Mathew
    Title: Vice President

[Signature Page to Amendment No. 11]

CIBC BANK USA, as a Revolving Credit Lender
By:    /s/ James Belletire_____________________
    Name: James Belletire
    Title: Managing Director

[Signature Page to Amendment No. 11]

PNC BANK, N.A., as a Revolving Credit Lender
By:    /s/ Kaitlyn Weiser_____________________
    Name: Kaitlyn Weiser
    Title: Assistant Vice President

[Signature Page to Amendment No. 11]

SANTANDER BANK, N.A., as a Revolving Credit Lender
By:    /s/ Dwayne Foo_____________________
    Name: Dwayne Foo
    Title: Vice President

[Signature Page to Amendment No. 11]

UBS AG, STAMFORD BRANCH, as a Revolving Credit Lender
By:    /s/ Larcy Naval_________________________
    Name:    Larcy Naval
    Title:    Director
By:    /s/ Peter Hazoglou_________________________
    Name:    Peter Hazoglou
    Title:    Authorized Signatory

[Signature Page to Amendment No. 11]

BANK OF AMERICA, N.A., as a Revolving Credit Lender
By:    /s/ Jan Stein_____________________
    Name: Jan Stein
    Title: Vice President

[Signature Page to Amendment No. 11]

KEYBANK NATIONAL ASSOCIATION, as a Revolving Credit Lender
By:    /s/ Andrew Sennett_____________________
    Name: Andrew Sennett
    Title: Vice President

[Signature Page to Amendment No. 11]

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Credit Lender
By:    /s/ Margaret Stock_____________________
    Name: Margaret Stock
    Title: Vice President

[Signature Page to Amendment No. 11]

ROYAL BANK OF CANADA, as a Revolving Credit Lender
By:    /s/ Nikhil Madhok_____________________
    Name: Nikhil Madhok
    Title: Authorized Signatory

[Signature Page to Amendment No. 11]